Commitments and contingencies	6 Months Ended
Jun. 30, 2026
Disclosure of contingent liabilities [abstract]
Commitments and contingencies
Note 15 - Commitments and contingencies
Commitments
Polestar has contractual obligations with certain suppliers including obligations to acquire intangible assets related to development of vehicles, non-cancelable manufacturing commitments, or minimum sales volume commitments. In the event of a shortfall in manufactured vehicles or sales, or Polestar's decision to terminate such contracts, these suppliers are entitled to compensation from Polestar. The amounts in the table below represent the minimum amounts payable by Polestar under these commitments as of June 30, 2026:

	As of June 30, 2026	As of December 31, 2025
Acquisition of intangible assets commitments – related parties	784	12,634
Non-cancelable manufacturing commitments – related parties	330,889	287,065
PS4 license volume commitments – related parties	57,616	55,981
Logistics service and other third party commitments	4,277	28,022
Total	393,566	383,702
Contingencies
NHTSA investigation
On July 18, 2025, the Office of Defects Investigation of the National Highway Traffic Safety Administration ("NHTSA") issued an information request to Polestar Automotive USA, Inc as part of a 'Recall Query' in relation to the functioning of the rearview camera in the Polestar 2. Polestar provided its initial response to NHTSA at the end of 2025 and deployed an over-the-air software update ("OTA") to affected US customers on April 20, 2026. On August 28, 2026 NHTSA notified Polestar that it was closing the 'Recall Query' following the roll-out of the OTA.